SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)    December 31, 2004
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                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

             0-556                                        68-0365195
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    (Commission File Number)                 (IRS Employer Identification No.)


  200 Vernon Street, Roseville, California                   95678
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  (Address of Principal Executive Offices)                 (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On December 31, 2004, SureWest Communications (the "Company") and Bank of America completed Amendment No. 8 to Business Loan Agreement (as amended, the "Agreement"), which Agreement provides a $50 million credit facility for the Company. As a result of Amendment No. 8, the expiration date of the Agreement was extended to July 1, 2006, from June 1, 2005, and the interest rate under the credit facility, which is dependent upon prime rate or LIBOR-based pricing formulas, was increased by 0.25%.

     In addition, certain of the covenants under the Agreement were modified, including (i) a reduction in the Company's required minimum Tangible Net Worth to $200 million, from $225 million, and (ii) the deletion of the requirement that the Company maintain a ratio of Earnings Before Interest and Taxes to interest expense of at least two-to-one (2:1), and the substitution of a new requirement that the Company not incur on a consolidated basis a net loss after taxes and extraordinary items exceeding $5 million in any four consecutive quarterly periods.

     As previously reported by the Company, on December 7, 2004, the Company borrowed $5 million pursuant to the Agreement, and anticipates that there will be further borrowing.

SECTION 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 10.1 Amendment No. 8 to Business Loan Agreement dated as of
                  December 31, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUREWEST COMMUNICATIONS

Date: January 4, 2005                      By: /s/ Brian H. Strom
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                                           President and Chief Executive Officer